COMPOSITE COPY


                             FIRST BANK SYSTEM, INC.
                            NONQUALIFIED SUPPLEMENTAL
                            EXECUTIVE RETIREMENT PLAN


                            Effective January 1, 1992


                                       And

                                  As Amended By

                   The FIRST AMENDMENT Adopted October 21, 1991
                          But Effective January 1, 1992

                  The SECOND AMENDMENT Adopted January 20, 1993
                          But Effective January 1, 1992

                  The THIRD AMENDMENT Adopted January 18, 1995
                But Effective January 1, 1992 and January 1, 1995

                   The FOURTH AMENDMENT Adopted July 17, 1996
                           And Effective July 17, 1996





NOTE: Material added or modified by the First, Second, Third and Fourth Amendments is shown in italics. Appendix B was added by the Fourth Amendment effective July 17, 1996 but is not shown in italics. Modified section numbers are not generally shown in italics.




                             FIRST BANK SYSTEM, INC.
                            NONQUALIFIED SUPPLEMENTAL
                            EXECUTIVE RETIREMENT PLAN

                            Effective January 1, 1992

                                TABLE OF CONTENTS


                                                                            PAGE

SECTION 1.    INTRODUCTION .................................................  1

              1.1.    History
              1.2.    Definitions
                      1.2.1.         Accrual Percentage
                      1.2.2.         Accrued SERP Benefit
                      1.2.3.         Actuarial Equivalent
                      1.2.4.         Affiliate
                      1.2.5.         Average Compensation
                      1.2.6.         Beneficiary
                      1.2.7.         CAP
                      1.2.8.         Change in Control
                      1.2.9.         Compensation
                      1.2.10.        Effective Date
                      1.2.11.        Employer
                      1.2.12.        FBS
                      1.2.13.        Normal Retirement Age
                      1.2.14.        Organization Committee
                      1.2.15.        Participant
                      1.2.16.        Plan
                      1.2.17.        Plan Statement
                      1.2.18.        PRA
                      1.2.19.        Principal Sponsor
                      1.2.20.        Prior Plans' Offset
                      1.2.21.        Projected Average Compensation
                      1.2.22.        Projected Compensation
                      1.2.23.        Projected PIA
                      1.2.24.        Projected PRA Account
                      1.2.25.        Projected PRA Annuity
                      1.2.26.        SERP Benefit
                      1.2.27.        Service
                      1.2.28.        Social Security Benefit
                      1.2.29.        Survivor Benefit
                      1.2.30.        Termination of Employment
              1.3.    Rules of Interpretation

SECTION 2.    ELIGIBILITY AND PARTICIPATION ................................  9

              2.1.    General Eligibility Rule
              2.2.    Specific Exclusion

SECTION 3.    PARTICIPANT'S BENEFIT ........................................ 10

              3.1.    SERP Benefit
              3.2.    Suspension of Benefits
              3.3.    Change in Control Distributions
                      3.3.1.         Accelerated Determination of Participant
                                     Status
                      3.3.2.         Accelerated Payment Upon Request
                      3.3.3.         Forfeitures
              3.4.    Other Accelerated Distributions
                      3.4.1.         When Available
                      3.4.2.         Amount
                      3.4.3.         Forfeitures
              3.5.    Effect on Service

SECTION 4.    FORM OF PAYMENT .............................................. 13

              4.1.    Optional Forms of Payment
              4.2.    Payments in Case of Incompetency or Disability
              4.3.    Small Benefits

SECTION 5.    DEATH BENEFITS ............................................... 14

              5.1.    Death Benefits
                      5.1.1.         Death Before SERP Benefit Commencement
                      5.1.2.         Death After SERP Benefit Commencement
              5.2.    Designation of Beneficiaries
                      5.2.1.         Right to Designate
                      5.2.2.         Failure of Designation
                      5.2.3.         Disclaimers by Beneficiaries
                      5.2.4.         Definitions
                      5.2.5.         Special Rules
                      5.2.6.         No Spousal Rights
              5.3.    Death Prior to Full Distribution

SECTION 6.    FUNDING OF PLAN .............................................. 17

              6.1.    Unfunded Agreement
              6.2.    Spendthrift Provision

SECTION 7.    AMENDMENT AND TERMINATION ...................................  18

SECTION 8.    DETERMINATIONS-- RULES AND REGULATIONS ......................  19

              8.1.    Determinations
              8.2.    Rules and Regulations
              8.3.    Method of Executing Instruments
              8.4.    Claims Procedure
                      8.4.1.         Original Claim
                      8.4.2.         Claims Review Procedure
                      8.4.3.         General Rules
              8.5.    Information Furnished by Participants

SECTION 9.    PLAN ADMINISTRATION .......................................... 21

              9.1.    Principal Sponsor
                      9.1.1.         Officers
                      9.1.2.         Chief Executive Officer
                      9.1.3.         Board of Directors
              9.2.    Conflict of Interest
              9.3.    Administrator
              9.4.    Service of Process
              9.5.    IRC and ERISA Status

SECTION 10.   DISCLAIMERS .................................................. 23

              10.1.   Term of Employment
              10.2.   Source of Payment
              10.3.   Delegation

SCHEDULE I ..............................................................  SI-1

SCHEDULE II ............................................................. SII-1

APPENDIX A -- ACTUARIALLY EQUIVALENT BENEFITS ...........................   A-1

APPENDIX B -- CHANGE IN CONTROL DEFINITIONS .............................   B-1




                             FIRST BANK SYSTEM, INC.
                            NONQUALIFIED SUPPLEMENTAL
                            EXECUTIVE RETIREMENT PLAN


                                    SECTION 1

                                  INTRODUCTION


                                        FOURTH AMENDMENT-EFFECTIVE JULY 17, 1996

1.1. HISTORY. First Bank System, Inc., a Delaware corporation (hereinafter "Principal Sponsor") and certain subsidiaries of the Principal Sponsor have heretofore adopted and currently maintain a tax qualified defined benefit ("cash balance") pension plan known as the "First Bank System, Inc. Personal Retirement Account" (hereinafter "PRA") and a tax qualified defined contribution profit sharing plan (including a qualified cash or deferred arrangement, sometimes called a ss.401(k) feature) known as the First Bank System, Inc. CapitaL Accumulation Plan (hereinafter "CAP") for the purpose of developing retirement benefits for employees. PRA and CAP are subject to the Employee Retirement Income Security Act of 1974, as amended (hereinafter "ERISA") and they are intended to qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (hereinafter "Code").

           By operation of section 401(a) of the Code, benefits which may be paid under PRA are restricted so that they do not exceed certain maximum limitations established under section 415 of the Code. For benefits accruing under PRA during plan years beginning after December 31, 1988, the maximum amount of annual compensation which may be taken into account for any employee may not exceed a fixed dollar amount which is established under section 401(a)(17) of the Code. Regulations issued under section 401(a)(4) of the Code limit the amounts and types of remuneration that can be taken into account under PRA without engaging in discrimination in favor of highly compensated employees which is prohibited for tax qualified plans under the Code.

           ERISA authorizes the establishment of an unfunded, nonqualified plan of deferred compensation maintained by an employer solely for the purpose of providing benefits for employees which are in excess of the limitations on benefits imposed on qualified defined benefit plans by section 415 of the Code. ERISA also authorizes the establishment of an unfunded, nonqualified plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. To make provision for such benefits, effective January 1, 1984, the Principal Sponsor adopted the "First Bank System, Inc. Excess Benefit Plan" to provide benefits not otherwise available under PRA. Effective January 1, 1989, that Plan was amended and restated by the adoption of the "First Bank System, Inc. Excess Benefit Plan (1989 Restatement)."

           It is in the interest of this corporation to provide benefits to certain executive employees in excess of those available under PRA, to provide the full allocations for those certain employees under PRA without regard to the limitations on benefits imposed by section 415, 401(a)(17) and 401(a)(4) of the Code, to coordinate the benefits provided to them under PRA and the Excess Plan and that an unfunded nonqualified deferred compensation plan be maintained for those purposes.

           Therefore, this corporation does hereby establish this Plan, the terms and conditions of which are as follows.

1.2. DEFINITIONS. Words used herein with initial capital letters which are also defined in Section 1 of PRA shall have the meanings assigned in PRA unless a contrary intention is expressed herein. When used herein with initial capital letters, the following words have the following meanings:

           1.2.1. ACCRUAL PERCENTAGE -- a number not greater than one (expressed as either a decimal or a percentage) determined as of a specified date which is equal to (a) divided by (b) divided by (c):

           (a) Fifty-five percent (55%) of the Participant's Projected Average Compensation determined as of such specified date, minus the total of:

                      (i) The Participant's Projected PRA Annuity determined as of such specified date, and

                      (ii) Seventy-five percent (75%) of the Participant's Projected PIA determined as of such specified date, and

                      (iii) The Participant's Prior Plans' Offset determined as of such specified date.

           (b) The Participant's Projected Average Compensation determined as of such specified date.


                                      SECOND AMENDMENT-EFFECTIVE JANUARY 1, 1992

           (c) The number (never less than one) of total possible years of continuous and full time service with the Employer which the Participant could have completed from his or her most recent date of hire to his or her Normal Retirement Age. TO THE SAME EXTENT THAT THE ORGANIZATION COMMITTEE DETERMINES UNDER SECTION 1.2.11 OF THE PLAN STATEMENT THAT A BUSINESS ENTITY WAS AN EMPLOYER PRIOR TO THE DATE ON WHICH THE BUSINESS ENTITY FIRST BECAME AN EMPLOYER, THE BUSINESS ENTITY SHALL BE CONSIDERED AN EMPLOYER FOR THE PURPOSES OF THIS SUBPARAGRAPH.


The Accrual Percentage may decrease from time to time.


                                       THIRD AMENDMENT-EFFECTIVE JANUARY 1, 1995
                                        FOURTH AMENDMENT-EFFECTIVE JULY 17, 1996


           1.2.2. ACCRUED SERP BENEFIT -- A DOLLAR AMOUNT DETERMINED AS OF A SPECIFIED DATE WHICH IS EQUAL TO THE PRODUCT OF (a) MULTIPLIED BY (b) MULTIPLIED BY (c):

           (a) THE PARTICIPANT'S ACCRUAL PERCENTAGE DETERMINED AS OF SUCH SPECIFIED DATE.

           (b) THE PARTICIPANT'S AVERAGE COMPENSATION DETERMINED AS OF SUCH SPECIFIED DATE.

           (c) THE NUMBER (WHICH MAY BE LESS THAN ONE, BUT MAY NOT EXCEED THE NUMBER OF YEARS DETERMINED UNDER SECTION 1.2.1(c)) OF TOTAL YEARS OF CONTINUOUS AND FULL-TIME SERVICE WITH THE EMPLOYER WHICH THE PARTICIPANT HAS COMPLETED FROM HIS OR HER MOST RECENT DATE OF HIRE TO THE DATE THE ACCRUED SERP BENEFIT IS DETERMINED; PROVIDED, HOWEVER, THAT A PARTICIPANT MAY RECEIVE CREDIT FOR ADDITIONAL YEARS OF SERVICE, SOLELY FOR PURPOSES OF THIS SECTION 1.2.2(c), UNDER SUBPARAGRAPH (i), (ii) OR (iii) BELOW, USING THE GREATEST NUMBER IF MORE THAN ONE APPLIES, BUT NOT UNDER MORE THAN ONE SUBPARAGRAPH:

                      (i) IF A PARTICIPANT ATTAINS AGE 60 WHILE EMPLOYED BY AN EMPLOYER, FIVE ADDITIONAL YEARS OF SERVICE SHALL BE ADDED TO THE YEARS OF CONTINUOUS AND FULL-TIME SERVICE OF SUCH PARTICIPANT.

                      (ii) IF A PARTICIPANT IS ENTITLED TO RECEIVE SEVERANCE PAYMENTS UNDER A SEVERANCE PAY PLAN MAINTAINED BY AN EMPLOYER AND SUCH PAYMENTS ARE MADE ON ACCOUNT OF A CHANGE IN CONTROL, THERE SHALL BE INCLUDED WITHIN THE YEARS OF CONTINUOUS AND FULL-TIME SERVICE OF SUCH PARTICIPANT THE NUMBER OF YEARS AND FRACTIONS OF YEARS OF SUCH PAYMENTS (EVEN IF SUCH PAYMENTS ARE PAID IN A LUMP SUM OR OTHER ACCELERATED MANNER).

                      (iii) A PARTICIPANT WHO TERMINATES EMPLOYMENT SHALL BE CREDITED WITH ADDITIONAL YEARS OF SERVICE TO THE EXTENT SUCH CREDIT IS EXPRESSLY PROVIDED UNDER THE TERMS OF AN EMPLOYMENT AGREEMENT OR A CHANGE IN CONTROL SEVERANCE PLAN OR AGREEMENT BETWEEN THE PARTICIPANT AND AN EMPLOYER.

THE ACCRUED SERP BENEFIT MAY DECREASE FROM TIME TO TIME. TO THE SAME EXTENT THAT THE ORGANIZATION COMMITTEE DETERMINES UNDER SECTION 1.2.11 OF THE PLAN STATEMENT THAT A BUSINESS ENTITY WAS AN EMPLOYER PRIOR TO THE DATE ON WHICH THE BUSINESS ENTITY FIRST BECAME AN EMPLOYER, THE BUSINESS ENTITY SHALL BE CONSIDERED AN EMPLOYER FOR THE PURPOSES OF THIS SUBPARAGRAPH.

           1.2.3. ACTUARIAL EQUIVALENT -- a benefit of equivalent value computed on the basis of actuarial tables, factors and assumptions set forth in the Appendix A to this Plan Statement.

           1.2.4. AFFILIATE -- a business entity which is affiliated in ownership with the Principal Sponsor or an Employer and is recognized as an Affiliate by the Principal Sponsor for the purposes of this Plan.

           1.2.5. AVERAGE COMPENSATION -- a dollar amount which is the annual average of the Participant's Compensation for each of the thirty-six (36) calendar months ending with the last day of the calendar month immediately before the date the Average Compensation is determined. Average Compensation may decrease from time to time. For this purpose, short term annual incentive compensation which has been determined in fact by the Employer before the date as of which the Average Compensation is determined shall be treated as if paid in fact before such event. If it is not so determined before such date, it shall be wholly disregarded for the purposes of this Plan. For this purpose, short term annual incentive compensation, although paid less frequently, shall be evenly allocated to the calendar months with respect to which it is paid. Notwithstanding anything apparently to the contrary, in determining Average Compensation, there shall be taken into account the short term annual incentive compensation attributable to the thirty-six (36) calendar months preceding the date as of which the Average Compensation is determined or, if it would produce a greater Average Compensation, the short term annual incentive compensation attributable to the thirty-six (36) calendar months ending with the December 31 preceding the date as of which the Average Compensation is determined.

           1.2.6. BENEFICIARY -- a person designated by a Participant (or automatically by operation of this Plan Statement) to receive the Survivor Benefit in the event of the Participant's death under circumstances when such benefit is payable under Section 5. A person so designated shall not be considered a Beneficiary until the death of the Participant.

           1.2.7. CAP -- the tax-qualified defined contribution ("ss.401(k)") profit sharing plan known as the FIRST BANK SYSTEM, INC. CAPITAL ACCUMULATION PLAN, as the same is existing and may be amended from time to time.


                                        FOURTH AMENDMENT-EFFECTIVE JULY 17, 1996

           1.2.8. CHANGE IN CONTROL -- THE DEFINITION OF CHANGE IN CONTROL, AS WELL AS CERTAIN OTHER DEFINITIONS RELATING TO CHANGE IN CONTROL USED HEREIN, APPEAR IN APPENDIX B TO THIS PLAN STATEMENT.

           1.2.9. COMPENSATION -- a dollar amount which is the annual amount of base salary and short term annual incentive compensation paid to the Participant for services rendered as an employee of the Employer. Compensation may decrease from time to time.

           (a) CAP INCOME. Compensation shall include amounts which the Participant would have received and would have been included as Compensation but for section 402(a)(8) of the Code.

           (b) CAFETERIA PLAN CONTRIBUTIONS. Compensation shall include amounts which the Participant would have received and which would have been included as Compensation but for section 125 of the Code.

           (c) DEFERRED COMPENSATION. Notwithstanding the foregoing, Compensation shall include amounts of base salary and short term annual incentive compensation which were deferred at the election of the Participant or otherwise under a nonqualified plan of deferred compensation at the time such amounts would have been paid but for such election to defer and not at the time actually received by the Participant.

           1.2.10. EFFECTIVE DATE -- January 1, 1992.


                                      SECOND AMENDMENT-EFFECTIVE JANUARY 1, 1992

           1.2.11. EMPLOYER -- the Principal Sponsor and any business entity affiliated with the Principal Sponsor that employs persons who are designated for participation in this Plan. UNLESS THE ORGANIZATION COMMITTEE DETERMINES OTHERWISE, NO BUSINESS ENTITY SHALL BE CONSIDERED AN EMPLOYER FOR ANY PERIOD OF TIME PRIOR TO THE DATE ON WHICH THE BUSINESS ENTITY FIRST BECAME AN EMPLOYER.

           1.2.12. FBS -- FIRST BANK SYSTEM, INC., a Delaware corporation.

           1.2.13. NORMAL RETIREMENT AGE -- a date determined as of a specified date:

           (a) for a Participant who is not yet age sixty-five (65) years as of the specified date, the last day of the calendar month in which the Participant will attain age sixty-five
                      (65) years, or

           (b) for a Participant who is age sixty-five (65) years or older as of the specified date, the last day of the calendar month immediately preceding the date as of which the Normal Retirement Age is being determined.

           1.2.14. ORGANIZATION COMMITTEE -- the committee of that name constituted by the Board of Directors of the Principal Sponsor.

           1.2.15. PARTICIPANT -- an employee of an Employer who becomes a Participant in the Plan in accordance with the provisions of Section 2. An employee who has become a Participant shall be considered to continue as a Participant in the Plan until the date of the Participant's death or, if earlier, the date when the Participant is no longer employed by an Employer and upon which the Participant no longer has any SERP Benefit under the Plan (that is, the Participant has received a distribution of all of the Participant's SERP Benefit or the Participant's SERP Benefit has been forfeited).

           1.2.16. PLAN -- the nonqualified deferred compensation plan of the Employer established for the benefit of employees eligible to participate therein, as first set forth in this Plan Statement. (As used herein, "Plan" refers to the legal entity established by an Employer and not to the document pursuant to which the Plan is maintained. That document is referred to herein as the "Plan Statement.") The Plan shall be referred to as the "FIRST BANK SYSTEM, INC. NONQUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN."

           1.2.17. PLAN STATEMENT -- this document entitled "FIRST BANK SYSTEM, INC. NONQUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN," as adopted by the Principal Sponsor effective as of January 1, 1992, as the same may be amended from time to time thereafter.

           1.2.18. PRA -- the tax-qualified defined benefit ("cash balance") pension plan known as the FIRST BANK SYSTEM, INC. PERSONAL RETIREMENT ACCOUNT, as the same is existing and amended from time to time.


                                        FOURTH AMENDMENT-EFFECTIVE JULY 17, 1996

           1.2.19. PRINCIPAL SPONSOR -- FIRST BANK SYSTEM, INC., a Delaware corporation, OR ANY SUCCESSOR THERETO.


                                      SECOND AMENDMENT-EFFECTIVE JANUARY 1, 1992

           1.2.20. PRIOR PLANS' OFFSET -- a dollar amount equal to the product of the Participant's Projected Average Compensation multiplied by the factor for that Participant determined from Schedule II to this Plan Statement. The factor for the participant shall be determined by reference to the Participant's age at his or her most recent date of hire by the Employer. TO THE SAME EXTENT THAT THE ORGANIZATION COMMITTEE DETERMINES UNDER SECTION 1.2.11 OF THE PLAN STATEMENT THAT A BUSINESS ENTITY WAS AN EMPLOYER PRIOR TO THE DATE ON WHICH THE BUSINESS ENTITY FIRST BECAME AN EMPLOYER, THE BUSINESS ENTITY SHALL BE CONSIDERED AN EMPLOYER FOR THE PURPOSES OF THIS PARAGRAPH.

           1.2.21. PROJECTED AVERAGE COMPENSATION -- a dollar amount which is the average of the Participant's Compensation or Projected Compensation or both for each of the three (3) calendar years ending with:

           (a) if the date as of which the Projected Average Compensation is determined is before the Participant's Normal Retirement Age, the calendar year in which the Participant would attain Normal Retirement Age, or

           (b) if the date as of which the Projected Average Compensation is determined is on or after the Participant's Normal Retirement Age, the Plan Year in which the Participant's SERP Benefit is determined.

Projected Average Compensation may decrease from time to time.

           1.2.22. PROJECTED COMPENSATION -- a separate dollar amount determined for each Plan Year commencing after the date as of which Projected Compensation is determined, assuming:

           (a) the Participant continues to earn short-term incentive payments at the target levels, and

           (b) the annual rate of the Participant's Compensation as of the first day of the Plan Year in which it is determined increased at four percent (4%) per annum, compounded annually, on the first day of each successive Plan Year.

Projected Compensation may decrease from time to time.

           1.2.23. PROJECTED PIA -- the dollar amount of annual old age Social Security benefit expected to be paid to the Participant at the Participant's Normal Retirement Age, assuming:

           (a) that the Participant has had and continues to have taxable wages at or above the taxable wage base for Social Security purposes,

           (b) that the maximum Social Security taxable wage base increases at the rate at which Projected Compensation is deemed to increase under this Plan Statement,


                                       FIRST AMENDMENT-EFFECTIVE JANUARY 1, 1992

           (c) THAT THE CONSUMER PRICE INDEX INCREASES AT ONE PERCENTAGE POINT LESS THAN THE RATE AT WHICH PROJECTED COMPENSATION IS DEEMED TO INCREASE UNDER THIS PLAN STATEMENT.

           1.2.24. PROJECTED PRA ACCOUNT -- a dollar amount equal to the Account balance the Participant would be expected to have under PRA at his or her Normal Retirement Age based on the following assumptions:

           (a) The initial account balance shall be the balance determined under PRA as of the last day of the Plan Year immediately preceding the date as of which the Projected PRA Account is determined (together with such amounts as would have been included in such balance if there were no limitations on benefits under section 415 of the Internal Revenue Code and no limitations on compensation under section 401(a)(17) of the Internal Revenue Code).

           (b) The Participant shall receive increases in recognized compensation at the rate Projected Compensation is deemed to increase under this Plan Statement.

           (c) Compensation credits under PRA shall be made under the terms of PRA as they exist on the last day of the Plan Year immediately preceding the date as of which the Projected PRA Account is determined.

           (d) Interest credits under PRA shall be made at an annual rate that is 3 percentage points greater than the rate at which Projected Compensation is deemed to increase under this Plan Statement.

           (e) Compensation credits and interest credits under PRA have been and shall be made as if there were no limitations on benefits under section 415 of the Internal Revenue Code and no limitations on compensation under section 401(a)(17) of the Internal Revenue Code.


                                      SECOND AMENDMENT-EFFECTIVE JANUARY 1, 1992

           (f) SUBJECT TO THE FOLLOWING, THE PARTICIPANT'S INITIAL ACCOUNT BALANCE SHALL NOT INCLUDE ANY AMOUNTS ATTRIBUTABLE TO SERVICE WITH A BUSINESS ENTITY PRIOR TO THE DATE THE BUSINESS ENTITY FIRST BECAME AN EMPLOYER. TO THE SAME EXTENT THAT THE ORGANIZATION COMMITTEE DETERMINES UNDER
                      SECTION 1.2.11 OF THE PLAN STATEMENT THAT A BUSINESS ENTITY WAS AN EMPLOYER PRIOR TO THE DATE ON WHICH THE BUSINESS ENTITY FIRST BECAME AN EMPLOYER, AMOUNTS ATTRIBUTABLE TO SERVICE WITH THE BUSINESS ENTITY SHALL BE INCLUDED IN THE PARTICIPANT'S INITIAL ACCOUNT BALANCE.

           (g)        Projected PRA Account may decrease from time to time.

           1.2.25. PROJECTED PRA ANNUITY -- a dollar amount equal to the Actuarial Equivalent amount of single life annuity payable at Normal Retirement Age which the Projected PRA Account will produce.


                                       THIRD AMENDMENT-EFFECTIVE JANUARY 1, 1995

           1.2.26. SERP BENEFIT -- A SINGLE, LUMP SUM, DOLLAR AMOUNT WHICH IS EQUAL TO THE ACTUARIAL EQUIVALENT PRESENT VALUE OF THE PARTICIPANT'S ACCRUED SERP BENEFIT PAYABLE AS A SINGLE LIFE ANNUITY COMMENCING AT THE PARTICIPANT'S NORMAL RETIREMENT AGE. THE SERP BENEFIT MAY DECREASE FROM TIME TO TIME. THE SERP BENEFIT MAY BE PAID IN ANY OF THE OPTIONAL FORMS OF PAYMENT WHICH ARE PERMITTED UNDER SECTION 4.1.


                                       THIRD AMENDMENT-EFFECTIVE JANUARY 1, 1992

           1.2.27. SERVICE -- a measure of an employee's service with all Employers and all Affiliates (stated as a number of years) which is equal to the number of years of "Vesting Service" determined under the rules of PRA (or any similar successor plan) as those rules may exist at the time the Participant's Service is being determined. For this purpose, however, there shall be taken into account only years of continuous and full time service with the Employer which the Participant has completed from his or her most recent date of hire. UNLESS THE ORGANIZATION COMMITTEE DETERMINES OTHERWISE, SERVICE WITH AN EMPLOYER PRIOR TO THE DATE ON WHICH THE EMPLOYER FIRST BECAME AN EMPLOYER SHALL NOT BE TAKEN INTO ACCOUNT FOR THIS PURPOSE. ANY DETERMINATION BY THE ORGANIZATION COMMITTEE UNDER THIS SECTION 1.2.27 SHALL BE INDEPENDENT OF ANY DETERMINATION BY THE ORGANIZATION COMMITTEE UNDER SECTION 1.2.11 OF THE PLAN STATEMENT.

           1.2.28. SOCIAL SECURITY BENEFIT -- the approximate monthly amount available for the benefit of the Participant at age sixty-five (65) years, (including amounts available for spouses but excluding amounts available for other dependents), as an old age or disability insurance benefit under the provisions of Title II of the Federal Social Security Act in effect on the date of the Participant's Termination of Employment (or his or her sixty-fifth birthday if the Termination of Employment is later than the sixty-fifth birthday) whether or not payment of such amount in delayed, suspended or forfeited because of failure to apply, accepting other work, or any other similar reason within the control of the Participant (and determined without any increases in cost of living, legislated changes or any other similar factors). For this purpose, the Participant's spouse, if any, shall be deemed to be the same age as the Participant. Unless the Participant shall have furnished verified proof of wages before the earlier of his or her Termination of Employment or death, he or she shall be deemed to have had taxable wages at or above the taxable wage base in all years prior to the year of his or her Termination of Employment or death. The determination by the Principal Sponsor of the Social Security Benefit shall be final and binding upon all parties interested in this Plan.


                                       THIRD AMENDMENT-EFFECTIVE JANUARY 1, 1995

           1.2.29. SURVIVOR BENEFIT -- the lump sum benefit OR SINGLE LIFE ANNUITY payable to the Beneficiary of a deceased Participant pursuant to Section 5.1.

           1.2.30. TERMINATION OF EMPLOYMENT -- a complete severance of an employee's employment relationship with the Principal Sponsor, all Employers and all Affiliates, if any, for any reason other than the employee's death. A transfer from employment with an Employer to employment with an Affiliate of an Employer shall not constitute a Termination of Employment. If an Employer who is an Affiliate ceases to be an Affiliate because of a sale of substantially all the stock or assets of an Employer, then Participants who are employed by that Employer and who cease to be employed by the Principal Sponsor or that Employer on account of the sale of substantially all the stock or assets of that Employer shall be deemed to have thereby had a Termination of Employment for the purpose of making distributions from this Plan.

1.3. RULES OF INTERPRETATION. An individual shall be considered to have attained a given age on the individual's birthday for that age (and not on the day before). The birthday of any individual born on a February 29 shall be deemed to be February 28 in any year that is not a leap year. Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a Participant shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant. A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this Section. In the absence of a conviction of felonious and intentional killing, the Principal Sponsor shall determine whether the killing was felonious and intentional for the purposes of this Section. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to the entire Plan Statement and not to any particular paragraph or Section of this Plan Statement unless the context clearly indicates to the contrary. The titles given to the various Sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Any reference in this Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation. This instrument has been executed and delivered in the State of Minnesota and has been drawn in conformity to the laws of that State and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of the State of Minnesota.


                                    SECTION 2

                          ELIGIBILITY AND PARTICIPATION

2.1. GENERAL ELIGIBILITY RULE. The status of an employee as a Participant in this Plan shall be determined only as of Termination of Employment or death. Each employee who:

           (a) has not less than five (5) years of Service with FIRST BANK SYSTEM, INC. and its subsidiaries at Termination of Employment or death; and


                                       FIRST AMENDMENT-EFFECTIVE JANUARY 1, 1992

           (b) WAS ACTIVELY EMPLOYED AT GRADE 18 OR ABOVE FOR AT LEAST ONE YEAR IMMEDIATELY PRIOR TO TERMINATION OF EMPLOYMENT OR DEATH; AND

           (c)        is a "highly compensated employee" as defined in Code
                      section 414(q) at the time of Termination of Employment or death; and

           (d)        was actively employed by an Employer on or after January
                      1, 1992,

shall be a Participant in this Plan at his or her Termination of Employment or death (subject to Section 2.2 and all other rules of this Plan Statement). Notwithstanding the foregoing, the Chief Executive Officer of the Principal Sponsor may exclude any individual who would otherwise be Participant from being a Participant and such determination shall be effective if such person receives notice of such determination in writing before his or her Termination of Employment.

2.2. SPECIFIC EXCLUSION. Notwithstanding anything apparently to the contrary in this Plan or in any written communication, summary, resolution or document or oral communication, no individual shall be a Participant in this Plan, develop benefits under this Plan or be entitled to receive benefits under this Plan (either for himself or his or her survivors) unless such individual is a member of a select group of management or highly compensated employees (as that expression is used in ERISA). If a court of competent jurisdiction, any representative of the U.S. Department of Labor or any other governmental, regulatory or similar body makes any direct or indirect, formal or informal, determination that an individual is not a member of a select group of management or highly compensated employees (as that expression is used in ERISA), such individual shall not be (and shall not have ever been) a Participant in this Plan at any time. If any person not so defined has been erroneously treated as a Participant in this Plan, upon discovery of such error such person's erroneous participation shall immediately terminate AB INITIO and upon demand such person shall be obligated to reimburse the Principal Sponsor for all amounts erroneously paid to him or her.


                                    SECTION 3

                              PARTICIPANT'S BENEFIT


                                       THIRD AMENDMENT-EFFECTIVE JANUARY 1, 1995

3.1. SERP BENEFIT. UPON TERMINATION OF EMPLOYMENT, THE PARTICIPANT SHALL RECEIVE A SERP BENEFIT DETERMINED AS OF THE DATE OF THE TERMINATION OF EMPLOYMENT. THE SERP BENEFIT SHALL BE PAID IN A SINGLE LUMP SUM UNLESS AN ELECTION OF AN OPTIONAL FORM OF PAYMENT IS IN EFFECT UNDER SECTION 4.1. PAYMENT SHALL BE MADE OR COMMENCED AS SOON AS MAY BE PRACTICABLE ON OR AFTER THE FIFTEENTH DAY OF THE SECOND CALENDAR MONTH FOLLOWING TERMINATION OF EMPLOYMENT. SUCH PAYMENT SHALL BE IN FULL AND COMPLETE DISCHARGE OF ALL BENEFITS PAYABLE TO, OR WITH RESPECT TO, THE PARTICIPANT UNDER THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO, ANY SURVIVOR BENEFIT TO WHICH HIS OR HER BENEFICIARY MIGHT OTHERWISE HAVE BEEN ENTITLED. THE CONSENT OF A SPOUSE OR BENEFICIARY SHALL NOT BE REQUIRED BEFORE MAKING THE SINGLE LUMP SUM PAYMENT OR OPTIONAL FORM OF PAYMENT HEREIN DESCRIBED.

3.2. SUSPENSION OF BENEFITS. The SERP Benefit shall not be paid during employment, reemployment or continued employment under rules adopted by the Principal Sponsor. Until such rules are adopted, the suspension of benefits rules of PRA shall apply.


                                       FIRST AMENDMENT-EFFECTIVE JANUARY 1, 1992
                                        FOURTH AMENDMENT-EFFECTIVE JULY 17, 1996

3.3. CHANGE IN CONTROL DISTRIBUTIONS.

           3.3.1. ACCELERATED DETERMINATION OF PARTICIPANT STATUS. NOTWITHSTANDING ANYTHING APPARENTLY TO THE CONTRARY IN THIS PLAN STATEMENT, UPON THE OCCURRENCE OF A FULL CHANGE IN CONTROL ALL EMPLOYEES WHO WOULD BE CONSIDERED PARTICIPANTS IF THEY HAD A TERMINATION OF EMPLOYMENT ON THE DATE OF THE FULL CHANGE IN CONTROL SHALL BE CONSIDERED PARTICIPANTS; AND NOTWITHSTANDING
ANYTHING APPARENTLY TO THE CONTRARY IN THIS PLAN STATEMENT, UPON THE OCCURRENCE OF A QUALIFYING TERMINATION ANY EMPLOYEE WHO WOULD BE CONSIDERED A PARTICIPANT IF SUCH EMPLOYEE HAD A TERMINATION OF EMPLOYMENT ON THE DATE OF SUCH QUALIFYING TERMINATION SHALL BE A PARTICIPANT. THIS DETERMINATION SHALL BE MADE WITHOUT REGARD TO WHETHER SUCH EMPLOYEES HAVE FIVE (5) OR MORE YEARS OF SERVICE WITH FIRST BANK SYSTEM, INC. AND ITS SUBSIDIARIES AT THE DATE OF SUCH FULL CHANGE IN CONTROL OR QUALIFYING TERMINATION AND WITHOUT REGARD TO WHETHER SUCH EMPLOYEES WERE ACTIVELY EMPLOYED AT GRADE 18 OR ABOVE FOR AT LEAST ONE YEAR IMMEDIATELY PRIOR TO THE DATE OF SUCH FULL CHANGE IN CONTROL OR QUALIFYING TERMINATION (IF SUCH EMPLOYEES WERE ACTIVELY EMPLOYED AT GRADE 18 OR ABOVE IMMEDIATELY PRIOR TO THE DATE OF SUCH FULL CHANGE IN CONTROL OR QUALIFYING TERMINATION).


                                       THIRD AMENDMENT-EFFECTIVE JANUARY 1, 1995
                                        FOURTH AMENDMENT-EFFECTIVE JULY 17, 1996

           3.3.2. ACCELERATED PAYMENT UPON REQUEST. A PARTICIPANT WHO HAS NOT YET COMMENCED TO RECEIVE PAYMENTS OF THE SERP BENEFIT MAY RECEIVE A DISTRIBUTION OF HIS OR HER ENTIRE SERP BENEFIT (AFTER REDUCTION FOR THE FORFEITURE DESCRIBED IN SECTION 3.4.3) IF A FULL CHANGE IN CONTROL OR A QUALIFYING TERMINATION HAS OCCURRED.


                                       FIRST AMENDMENT-EFFECTIVE JANUARY 1, 1992

           3.3.3. FORFEITURES. UPON THE APPROVAL OF A CHANGE IN CONTROL DISTRIBUTION, THERE SHALL BE IRREVOCABLY FORFEITED FROM THE SERP BENEFIT OF THE PARTICIPANT AN AMOUNT EQUAL TO FIVE PERCENT (5%) OF THE SERP BENEFIT. A PARTICIPANT RECEIVING THIS DISTRIBUTION OF THE SERP BENEFIT ON ACCOUNT OF A CHANGE IN CONTROL SHALL NOT THEREAFTER EVER BE A PARTICIPANT IN THE PLAN AGAIN.


                                       THIRD AMENDMENT-EFFECTIVE JANUARY 1, 1995

3.4. OTHER ACCELERATED DISTRIBUTIONS.

           3.4.1. WHEN AVAILABLE. AT ANY TIME FOLLOWING THE PARTICIPANT'S TERMINATION OF EMPLOYMENT, THE PARTICIPANT OR THE BENEFICIARY OF A DECEASED PARTICIPANT WHO HAS ELECTED AN OPTIONAL FORM OF PAYMENT UNDER SECTION 4.1 MAY ELECT TO RECEIVE AN ACCELERATED DISTRIBUTION OF THE SERP BENEFIT IN A LUMP SUM PAYMENT DETERMINED UNDER THIS SECTION 3.4 PAYABLE SIXTY (60) DAYS AFTER GIVING THE PRINCIPAL SPONSOR WRITTEN NOTICE OF THE ELECTION ON A FORM FURNISHED BY AND FILED WITH THE PRINCIPAL SPONSOR.

           IN THE EVENT OF THE SEVERE FINANCIAL HARDSHIP OF A PARTICIPANT FOLLOWING TERMINATION OF EMPLOYMENT OR OF A BENEFICIARY, THE PARTICIPANT OR BENEFICIARY MAY ELECT TO RECEIVE AN ACCELERATED DISTRIBUTION OF PART OF THE SERP BENEFIT IN A LUMP SUM PAYMENT DETERMINED UNDER THIS SECTION 3.4. THE PRINCIPAL SPONSOR SHALL DETERMINE WHETHER A SEVERE FINANCIAL HARDSHIP EXISTS IN ITS SOLE DISCRETION, IN GOOD FAITH, AND ON A UNIFORM, NONDISCRIMINATORY AND REASONABLE BASIS.

           3.4.2. AMOUNT. SUBJECT TO PENALTIES UNDER SECTION 3.4.3, THE AMOUNT OF ANY ACCELERATED LUMP SUM DISTRIBUTION SHALL BE DETERMINED AS FOLLOWS:


           (a) BEFORE THE COMMENCEMENT OF PAYMENT OF THE SERP BENEFIT, THE LUMP SUM PAYMENT TO A PARTICIPANT SHALL EQUAL THE LUMP SUM VALUE OF THE PARTICIPANT'S ACCRUED SERP BENEFIT.

           (b) AFTER THE COMMENCEMENT OF PAYMENT OF THE SERP BENEFIT, THE LUMP SUM PAYMENT TO A PARTICIPANT SHALL EQUAL THE DIFFERENCE BETWEEN (i) MINUS (ii) BELOW, DETERMINED AS OF THE DATE FOR THE COMMENCEMENT OF SERP BENEFIT PAYMENTS (THE "COMMENCEMENT DATE") AND ACCUMULATED TO THE DATE OF THE LUMP SUM PAYMENT USING THE SAME INTEREST RATE THAT IS USED IN CALCULATING THE AMOUNTS UNDER (i) AND (ii):

                      (i) THE LUMP SUM VALUE OF THE PARTICIPANT'S ACCRUED SERP BENEFIT DETERMINED AS OF THE PARTICIPANT'S COMMENCEMENT DATE,

                      (ii) THE LUMP SUM VALUE OF THE SERP BENEFIT PAYMENTS PREVIOUSLY PAID TO THE PARTICIPANT DISCOUNTED TO THE PARTICIPANT'S COMMENCEMENT DATE. THE LUMP SUM VALUE OF THE SERP BENEFIT PAYMENTS PREVIOUSLY PAID TO THE PARTICIPANT SHALL BE CALCULATED BASED ON THE MONTHLY PAYMENTS WHICH WOULD HAVE BEEN MADE IF THE PARTICIPANT HAD ELECTED TO RECEIVE THE SERP BENEFIT AS A SINGLE LIFE ANNUITY, IRRESPECTIVE OF THE OPTIONAL FORM OF PAYMENT OF THE SERP BENEFIT ACTUALLY ELECTED BY THE PARTICIPANT.

           (c) THE LUMP SUM PAYMENT TO A BENEFICIARY OF A DECEASED PARTICIPANT SHALL BE DETERMINED IN A MANNER SIMILAR TO THAT USED FOR A PARTICIPANT, EXCEPT THAT THE LUMP SUM PAYMENT SHALL ONLY REFLECT THE VALUE OF THE REMAINING PAYMENTS OF THE SERP BENEFIT WHICH WOULD BE MADE TO THE BENEFICIARY UNDER THE OPTIONAL FORM OF PAYMENT ELECTED BY THE PARTICIPANT ASSUMING THAT THE BENEFICIARY DIES UPON REACHING HIS OR HER ORIGINAL LIFE EXPECTANCY DETERMINED AS OF THE PARTICIPANT'S COMMENCEMENT DATE.

           (d) FOR AN ACCELERATED DISTRIBUTION TO A PARTICIPANT OR BENEFICIARY ON ACCOUNT OF A SEVERE FINANCIAL HARDSHIP, THE LUMP SUM PAYMENT SHALL NOT EXCEED THE AMOUNT NECESSARY TO RELIEVE THE HARDSHIP, AND SUBSEQUENT PAYMENTS OF THE SERP BENEFIT SHALL BE REDUCED ACCORDING TO THE RATIO OF (i) TO
                      (ii) BELOW:

                      (i) THE AMOUNT OF THE HARDSHIP DISTRIBUTION PAID TO THE PARTICIPANT OR BENEFICIARY,


                      (ii) THE ENTIRE LUMP SUM PAYMENT WHICH THE PARTICIPANT OR BENEFICIARY COULD HAVE ELECTED TO RECEIVE ON THE DATE OF THE HARDSHIP DISTRIBUTION.

                      FOR EXAMPLE, IF THE HARDSHIP DISTRIBUTION REPRESENTS FORTY PERCENT (40%) OF THE ENTIRE LUMP SUM DISTRIBUTION WHICH COULD HAVE BEEN RECEIVED, SUBSEQUENT PAYMENTS TO THE PARTICIPANT OR BENEFICIARY WILL EACH BE REDUCED BY FORTY PERCENT (40%).

           (e) ALL CALCULATIONS UNDER THIS SECTION 3.4. SHALL BE BASED ON THE TABLES, FACTORS (INCLUDING INTEREST RATE), AND ASSUMPTIONS THAT ARE SET FORTH IN APPENDIX A TO THIS PLAN STATEMENT FOR DETERMINING ACTUARIALLY EQUIVALENT BENEFITS.

           (f) ALL CALCULATIONS UNDER THIS SECTION 3.4 SHALL BE MADE BY THE PRINCIPAL SPONSOR, AND ITS DETERMINATIONS WITH RESPECT TO ACCELERATED DISTRIBUTIONS SHALL BE FINAL AND BINDING ON ALL PARTIES.

           3.4.3. FORFEITURES. ANY LUMP SUM PAYMENT UNDER THIS SECTION 3.4, EXCEPT ANY HARDSHIP DISTRIBUTION, SHALL BE REDUCED BY A PENALTY EQUAL TO TEN PERCENT (10%) OF SUCH PAYMENT WHICH SHALL BE FORFEITED TO THE PRINCIPAL SPONSOR; PROVIDED, HOWEVER, THAT IF ANY SUCH PAYMENT IS MADE WITHIN 24 MONTHS AFTER A CHANGE IN CONTROL HAS OCCURRED, THE PENALTY SHALL BE EQUAL TO FIVE PERCENT (5%). NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS PLAN, NO PENALTY SHALL APPLY IF THE PRINCIPAL SPONSOR DETERMINES, BASED ON THE ADVICE OF COUNSEL OR A FINAL DETERMINATION BY THE INTERNAL REVENUE SERVICE OR ANY COURT OF COMPETENT JURISDICTION, THAT BY REASON OF THE ELECTIVE PROVISIONS OF THIS SECTION 3.4, ANY PARTICIPANT OR BENEFICIARY HAS RECOGNIZED OR WILL RECOGNIZE GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES UNDER THIS PLAN IN ADVANCE OF PAYMENT TO HIM OR HER OF THE SERP BENEFIT. THE PRINCIPAL SPONSOR MAY ALSO REDUCE OR ELIMINATE THE PENALTY IF IT DETERMINES THAT THIS ACTION WILL NOT CAUSE ANY PARTICIPANT OR BENEFICIARY TO RECOGNIZE GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES UNDER THIS PLAN IN ADVANCE OF PAYMENT OF THE SERP BENEFIT.

3.5. EFFECT ON SERVICE. IF A PARTICIPANT RECEIVES A LUMP SUM DISTRIBUTION OR COMMENCES TO RECEIVE ANY OPTIONAL FORM OF PAYMENT OF THE PARTICIPANT'S SERP BENEFIT, THE PLAN SHALL THEREAFTER DISREGARD THE PARTICIPANT'S SERVICE AND THE PARTICIPANT'S YEARS OF CONTINUOUS AND FULL-TIME SERVICE USED IN DETERMINING THE SERP BENEFIT WITH RESPECT TO WHICH THE PARTICIPANT RECEIVED OR COMMENCED TO RECEIVE SUCH DISTRIBUTION.


                                    SECTION 4

                                 FORM OF PAYMENT


                                       THIRD AMENDMENT-EFFECTIVE JANUARY 1, 1995

4.1. OPTIONAL FORMS OF PAYMENT. AN EMPLOYEE WHO HAS FOUR (4) OR MORE YEARS OF SERVICE WITH FIRST BANK SYSTEM, INC., IS ACTIVELY EMPLOYED AT GRADE 18 OR ABOVE, AND IS A "HIGHLY COMPENSATED EMPLOYEE" AS DEFINED IN CODE SECTION 414(q) MAY ELECT AT ANY TIME MORE THAN 12 MONTHS PRECEDING TERMINATION OF EMPLOYMENT TO HAVE THE SERP BENEFIT PAID IN MONTHLY PAYMENTS AS A SINGLE LIFE ANNUITY, 50% OR 100% JOINT AND SURVIVOR ANNUITY, OR SINGLE LIFE ANNUITY WITH 10 OR 15 YEAR CERTAIN PAYMENTS. ALL OPTIONAL FORMS OF PAYMENT SHALL HAVE THE SAME ACTUARIAL EQUIVALENT PRESENT VALUE AS THE LUMP SUM PAYMENT. AN ELECTION OF AN OPTIONAL FORM OF PAYMENT MUST BE MADE BY THE PARTICIPANT IN WRITING ON A FORM FURNISHED BY AND FILED WITH THE PRINCIPAL SPONSOR AND MAY BE CHANGED AT ANY TIME MORE THAN 12 MONTHS PRECEDING TERMINATION OF EMPLOYMENT. ANY ELECTION WHICH IS NOT TIMELY MADE WILL BE DISREGARDED. NOTWITHSTANDING SUCH AN ELECTION, AN OPTIONAL FORM OF PAYMENT OF THE SERP BENEFIT (OTHER THAN A LUMP SUM PAYMENT) WILL ONLY BE MADE TO A PARTICIPANT WHO HAS A TERMINATION OF EMPLOYMENT (A) AFTER ATTAINING AGE 65 OR
(B) AFTER ATTAINING AGE 55, WHEN THE SUM OF THE PARTICIPANT'S AGE AND YEARS OF CONTINUOUS AND FULL-TIME SERVICE WITH THE EMPLOYER EQUALS OR EXCEEDS 65.

4.2. PAYMENTS IN CASE OF INCOMPETENCY OR DISABILITY. In case of legal incompetency or disability, (including minority), of a person entitled to receive any payment under this Plan, payment may be made, if the Principal Sponsor has been advised of the existence of such condition:

           (a) to the duly appointed guardian, conservator or other legal representative of such incompetent or disabled person; or

           (b) to a person or institution entrusted with the care or maintenance of the incompetent or disabled person, provided such person or institution has satisfied the Principal Sponsor that the payment will be used for the best interest and assist in the care of such disabled or incompetent person or, provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such disabled or incompetent person.

Any payment made in accordance with this Section shall constitute a complete discharge of any liability or obligation of this Plan, the Principal Sponsor and all Employers therefor.


                                       THIRD AMENDMENT-EFFECTIVE JANUARY 1, 1995

4.3. SMALL BENEFITS. NOTWITHSTANDING ANY OTHER PROVISION OF THIS PLAN STATEMENT TO THE CONTRARY, THE PRINCIPAL SPONSOR, IN ITS DISCRETION, MAY PAY ANY BENEFIT WHICH IS PAYABLE UNDER THE PLAN TO A PARTICIPANT OR BENEFICIARY IN A LUMP SUM PAYMENT IF THE LUMP SUM AMOUNT WHICH IS PAYABLE IS LESS THAN $50,000.


                                    SECTION 5

                                 DEATH BENEFITS


                                       THIRD AMENDMENT-EFFECTIVE JANUARY 1, 1995

5.1. DEATH BENEFITS.

           5.1.1. DEATH BEFORE SERP BENEFIT COMMENCEMENT. UPON THE DEATH OF A PARTICIPANT WHO AT HIS OR HER DEATH HAD NOT YET COMMENCED TO RECEIVE PAYMENT OF THE SERP BENEFIT UNDER THE PLAN, THERE SHALL BE PAID TO THE PARTICIPANT'S BENEFICIARY THE SINGLE LUMP SUM WHICH THE PARTICIPANT WOULD HAVE RECEIVED UNDER
SECTION 3.1 IF THE PARTICIPANT HAD NOT DIED, BUT HAD INSTEAD HAD A TERMINATION OF EMPLOYMENT ON THE DATE OF HIS OR HER DEATH; PROVIDED, HOWEVER, THAT AN EMPLOYEE WHO IS ELIGIBLE TO MAKE AN ELECTION UNDER SECTION 4.1 MAY ELECT AT ANY TIME PRIOR TO HIS OR HER DEATH TO HAVE THE DEATH BENEFIT WHICH IS PAYABLE UPON HIS OR HER DEATH BEFORE COMMENCEMENT OF PAYMENT OF THE SERP BENEFIT PAID AS A SINGLE LIFE ANNUITY FOR THE LIFE OF THE BENEFICIARY. SUCH SINGLE LIFE ANNUITY SHALL HAVE THE SAME ACTUARIAL EQUIVALENT PRESENT VALUE AS THE LUMP SUM PAYMENT WHICH WOULD OTHERWISE BE MADE TO THE BENEFICIARY. AN ELECTION TO HAVE THE DEATH BENEFIT PAID AS A SINGLE LIFE ANNUITY MUST BE MADE BY THE EMPLOYEE ELIGIBLE TO MAKE SUCH AN ELECTION IN WRITING ON A FORM FURNISHED BY AND FILED WITH THE PRINCIPAL SPONSOR AND MAY BE CHANGED AT ANY TIME DURING SUCH EMPLOYEE'S LIFETIME BEFORE COMMENCEMENT OF PAYMENT OF THE SERP BENEFIT. PAYMENT TO THE BENEFICIARY SHALL BE MADE OR COMMENCED AS SOON AS MAY BE PRACTICABLE ON OR AFTER THE FIFTEENTH DAY OF THE SECOND CALENDAR MONTH AFTER THE DEATH OF THE PARTICIPANT.

           5.1.2. DEATH AFTER SERP BENEFIT COMMENCEMENT. IF PAYMENT TO A PARTICIPANT OF THE SERP BENEFIT HAS BEEN MADE IN A LUMP SUM OR COMMENCED AS A SINGLE LIFE ANNUITY, NO DEATH BENEFIT WILL BE PAYABLE UPON THE DEATH OF THE PARTICIPANT. IF PAYMENT TO A PARTICIPANT OF THE SERP BENEFIT HAS COMMENCED AS A 50% OR 100% JOINT AND SURVIVOR ANNUITY OR AS A SINGLE LIFE ANNUITY WITH 10 OR 15 YEAR CERTAIN PAYMENTS, PAYMENTS WILL BE MADE FOLLOWING THE DEATH OF THE PARTICIPANT ONLY IN ACCORDANCE WITH THE TERMS OF THE OPTIONAL FORM OF PAYMENT OF THE SERP BENEFIT WHICH WAS ELECTED BY THE PARTICIPANT.

5.2. DESIGNATION OF BENEFICIARIES.

                                       THIRD AMENDMENT-EFFECTIVE JANUARY 1, 1995

           5.2.1. RIGHT TO DESIGNATE. EACH EMPLOYEE WHO IS ELIGIBLE TO MAKE AN ELECTION UNDER SECTION 4.1 MAY DESIGNATE, UPON FORMS TO BE FURNISHED BY AND FILED WITH THE PRINCIPAL SPONSOR, ONE OR MORE PRIMARY BENEFICIARIES OR ALTERNATE BENEFICIARIES TO RECEIVE ALL OR A SPECIFIED PART OF SUCH EMPLOYEE'S SURVIVOR BENEFIT IN THE EVENT OF HIS OR HER DEATH. SUCH EMPLOYEE MAY CHANGE OR REVOKE ANY SUCH DESIGNATION FROM TIME TO TIME BEFORE COMMENCEMENT OF PAYMENT OF THE SERP BENEFIT WITHOUT NOTICE TO OR CONSENT FROM ANY BENEFICIARY OR SPOUSE. NO SUCH DESIGNATION, CHANGE OR REVOCATION SHALL BE EFFECTIVE UNLESS EXECUTED BY THE EMPLOYEE ELIGIBLE TO MAKE SUCH DESIGNATION AND RECEIVED BY THE PRINCIPAL SPONSOR DURING SUCH EMPLOYEE'S LIFETIME AND PRIOR TO COMMENCEMENT OF PAYMENT OF THE SERP BENEFIT.

           5.2.2. FAILURE OF DESIGNATION. If a Participant:

           (a)        fails to designate a Beneficiary,

           (b) designates a Beneficiary and thereafter revokes such designation without naming another Beneficiary, or

           (c) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,

such Participant's Survivor Benefit, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

           Participant's surviving spouse
           Participant's surviving issue per stirpes and not per capita Participant's surviving parents
           Participant's surviving brothers and sisters
           Representative of Participant's estate.

           5.2.3. DISCLAIMERS BY BENEFICIARIES. A Beneficiary entitled to a distribution of all or a portion of a deceased Participant's Survivor Benefit may disclaim an interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of the lump sum death benefit at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed Survivor Benefit is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to the Principal Sponsor after the date of the Participant's death but not later than one hundred eighty (180) days after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to the Principal Sponsor. A disclaimer shall be considered to be delivered to the Principal Sponsor only when actually received by the Principal Sponsor. The Principal Sponsor shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 6 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by the Principal Sponsor.

           5.2.4. DEFINITIONS. When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; "child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Participant.

           5.2.5. SPECIAL RULES. Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

           (a) If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

           (b) The automatic Beneficiaries specified in Section 5.2.2 and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

           (c) If the Participant designates as a Beneficiary the person who is the Participant's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Principal Sponsor after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant's lifetime.)

           (d) Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant's death.

           (e) Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence. The Principal Sponsor shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

           5.2.6. NO SPOUSAL RIGHTS. No spouse or surviving spouse of a Participant and no person designated to be a Beneficiary shall have any rights or interest in the benefits accumulated under this Plan including, but not limited to, the right to be the sole Beneficiary or to consent to the designation of Beneficiaries (or the changing of designated Beneficiaries) by the Participant.

5.3. DEATH PRIOR TO FULL DISTRIBUTION. If, at the death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Survivor Benefit which are payable to the Beneficiary (and shall not be paid to the Participant's estate).


                                    SECTION 6

                                 FUNDING OF PLAN

6.1. UNFUNDED AGREEMENT. The obligation of the Employers to make payments under this Plan constitutes only the unsecured (but legally enforceable) promise of the Employers to make such payments. The Participant shall have no lien, prior claim or other security interest in any property of any Employer. If a fund is established by the Employers in connection with this Plan, the property therein shall remain the sole and exclusive property of the Employers. The Employers will pay the cost of this Plan out of their general assets.

If the Principal Sponsor elects to finance all or a portion of its costs in connection with this Plan through the purchase of life insurance or other similar investments, the Participant agrees, as a condition of participation in this Plan, to cooperate with the Principal Sponsor in the purchase of such investment to any extent reasonably required by the Principal Sponsor and relinquishes any claim he or she may have either for himself or herself or any beneficiary to the proceeds of any such investment or any other rights or interests in such investment. If a Participant fails or refuses to cooperate, then notwithstanding any other provision of this Plan Statement (including, without limiting the generality of the foregoing, Section 4) the Principal Sponsor shall immediately and irrevocably terminate and forfeit the Participant's entitlement to benefits under the Plan.

6.2. SPENDTHRIFT PROVISION. No Participant or Beneficiary shall have any interest under this Plan which can be transferred nor shall any Participant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Employers, nor shall the Principal Sponsor recognize any assignment thereof, either in whole or in part, nor shall any benefit under this Plan be subject to attachment, garnishment, execution following judgment or other legal process while in the possession or control of the Employers.

The power to designate Beneficiaries to receive the Survivor Benefit of a Participant in the event of such Participant's death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber such Participant's SERP Benefit or any part thereof, and any attempt of a Participant so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Principal Sponsor.


                                       FIRST AMENDMENT-EFFECTIVE JANUARY 1, 1992
                                        FOURTH AMENDMENT-EFFECTIVE JULY 17, 1996


                                    SECTION 7

                            AMENDMENT AND TERMINATION

THE PRINCIPAL SPONSOR RESERVES THE POWER TO AMEND THE PLAN STATEMENT OR TERMINATE THE PLAN PRIOR TO A FULL CHANGE IN CONTROL. NO SUCH AMENDMENT OF THE PLAN STATEMENT OR TERMINATION OF THE PLAN, HOWEVER, SHALL REDUCE A PARTICIPANT'S SERP BENEFIT EARNED AS OF THE DATE OF SUCH AMENDMENT UNLESS THE PARTICIPANT SO AFFECTED CONSENTS IN WRITING TO THE AMENDMENT. AFTER A FULL CHANGE IN CONTROL, THE PLAN CANNOT BE AMENDED OR TERMINATED (AS APPLIED TO PARTICIPANTS WHO ARE PARTICIPANTS ON THE DATE OF THE FULL CHANGE IN CONTROL) UNLESS:

           (a) ALL SERP BENEFITS OF ALL PARTICIPANTS AS OF THE DATE OF THE FULL CHANGE IN CONTROL HAVE BEEN PAID, OR

           (b) EIGHTY PERCENT (80%) OF ALL THE PARTICIPANTS AS OF THE DATE OF THE FULL CHANGE IN CONTROL GIVE WRITTEN CONSENT TO SUCH AMENDMENT OR TERMINATION.

NOTWITHSTANDING THE RULES OF SECTION 2, FOR THE PURPOSES OF THE RULES OF THIS
SECTION 7, EACH EMPLOYEE WHO WOULD BE A PARTICIPANT AT THE TIME OF THE FULL CHANGE IN CONTROL IF HE OR SHE: (i) HAD A TERMINATION OF EMPLOYMENT COINCIDENT WITH THE FULL CHANGE IN CONTROL, AND (ii) HAD NOT LESS THAN FIVE (5) YEARS OF SERVICE WITH FIRST BANK SYSTEM, INC. AND ITS SUBSIDIARIES AND AT LEAST ONE YEAR ACTIVE EMPLOYMENT AT GRADE 18 OR ABOVE AT THE TIME OF THE FULL CHANGE IN CONTROL, SHALL BE CONSIDERED A PARTICIPANT (ASSUMING THAT SUCH EMPLOYEES WERE ACTIVELY EMPLOYED AT GRADE 18 OR ABOVE IMMEDIATELY PRIOR TO THE TIME OF THE FULL CHANGE IN CONTROL). NO MODIFICATION OF THE TERMS OF THIS PLAN STATEMENT SHALL BE EFFECTIVE UNLESS IT IS IN WRITING AND SIGNED ON BEHALF OF THE PRINCIPAL SPONSOR BY A PERSON AUTHORIZED TO EXECUTE SUCH WRITING. NO ORAL REPRESENTATION CONCERNING THE INTERPRETATION OR EFFECT OF THIS PLAN STATEMENT SHALL BE EFFECTIVE TO AMEND THE PLAN STATEMENT.


                                    SECTION 8

                     DETERMINATIONS -- RULES AND REGULATIONS

8.1. DETERMINATIONS. The Principal Sponsor shall make such determinations as may be required from time to time in the administration of the Plan. The Principal Sponsor shall have the discretionary authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under the Plan, including but not limited to the entitlement of Participants and Beneficiaries, and the amounts of their respective interests. Each interested party may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

8.2. RULES AND REGULATIONS. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Principal Sponsor. The Principal Sponsor shall adopt rules regarding the computation of continuous and full time service with the Employer including, without limiting the generality of the foregoing, rules regarding the exclusion of periods of employment with respect to which benefits may have been previously paid under this Plan, the exclusion of periods of employment at levels or in positions not covered by this Plan, the computation of continuous and full time service upon the reemployment of a former employee and the exclusion of periods of employment when disabled (under the Employer's separate plan of long term disability benefits or otherwise). Such rules shall also prescribe the effect of loss of eligibility, deemed Termination of Employment upon loss of eligibility, the computation of continuous and full time service upon reemployment and the method for computing the Projected PRA Account when the period benefits accrued under PRA does not match the period of continuous and full time service under this Plan.

8.3. METHOD OF EXECUTING INSTRUMENTS. Information to be supplied or written notices to be made or consents to be given by the Principal Sponsor pursuant to any provision of this Plan Statement may be signed in the name of the Principal Sponsor by any officer who has been authorized to make such certification or to give such notices or consents.


                                        FOURTH AMENDMENT-EFFECTIVE JULY 17, 1996

8.4. CLAIMS PROCEDURE. The claims procedure set forth in this Section 8.4 shall be the exclusive procedure for the disposition of claims for benefits arising under the Plan until such time as a FULL Change in Control occurs.

           8.4.1. ORIGINAL CLAIM. Any employee, former employee or beneficiary of such employee or former employee may, if he or she so desires, file with the Principal Sponsor a written claim for benefits under the Plan. Within ninety
(90) days after the filing of such a claim, the Principal Sponsor shall notify the claimant in writing whether the claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Principal Sponsor shall state in writing:

           (a)        the specific reasons for the denial;

           (b) the specific references to the pertinent provisions of this Plan Statement on which the denial is based;

           (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

           (d) an explanation of the claims review procedure set forth in this section.

           8.4.2. CLAIMS REVIEW PROCEDURE. Within sixty (60) days after receipt of notice that the claim has been denied in whole or in part, the claimant may file with the Principal Sponsor a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Principal Sponsor shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

           8.4.3. GENERAL RULES.

           (a) No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Principal Sponsor may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Principal Sponsor upon request.

           (b) All decisions on claims and on requests for a review of denied claims shall be made by the Principal Sponsor.

           (c) the Principal Sponsor may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

           (d) A claimant may be represented by a lawyer or other representative (at the claimant's own expense), but the Principal Sponsor reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled to copies of all notices given to the claimant.

           (e) The decision of the Principal Sponsor on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

           (f) Prior to filing a claim or a request for a review of a denied claim, the claimant or his or her representative shall have a reasonable opportunity to review a copy of this Plan Statement and all other pertinent documents in the possession of the Principal Sponsor.

8.5. INFORMATION FURNISHED BY PARTICIPANTS. The Principal Sponsor shall not be liable or responsible for any error in the computation of the SERP Benefit of a Participant resulting from any misstatement of fact made by the Participant, directly or indirectly, to the Principal Sponsor, and used by it in determining the Participant's SERP Benefit. The Principal Sponsor shall not be obligated or required to increase the SERP Benefit of such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the SERP Benefit of any Participant which are overstated by reason of any such misstatement shall be reduced to the amount appropriate in view of the truth.


                                    SECTION 9

                               PLAN ADMINISTRATION

9.1. PRINCIPAL SPONSOR.

           9.1.1. OFFICERS. Except as hereinafter provided, functions generally assigned to the Principal Sponsor shall be discharged by its officers or delegated and allocated as provided herein.

           9.1.2. CHIEF EXECUTIVE OFFICER. Except as hereinafter provided, the Chief Executive Officer of the Principal Sponsor may delegate or redelegate and allocate and reallocate to one or more persons or to a committee of persons jointly or severally, and whether or not such persons are directors, officers or employees, such functions assigned to the Principal Sponsor generally hereunder as the Chief Executive Officer may from time to time deem advisable.

           9.1.3. BOARD OF DIRECTORS. Notwithstanding the foregoing, the Organization Committee of the Board of Directors of the Principal Sponsor shall have the exclusive authority, which may not be delegated, to act for the Principal Sponsor to amend this Plan Statement, to terminate this Plan, and to determine eligibility to participate in the Plan under Section 2.

9.2. CONFLICT OF INTEREST. If any officer or employee of the Principal Sponsor or any Employer, or any member of the Organization Committee of the Board of Directors of the Principal Sponsor or any Employer to whom authority has been delegated or redelegated hereunder shall also be a Participant in the Plan, such Participant shall have no authority as such officer, employee or member with respect to any matter specially affecting such Participant's individual interest hereunder or the interest of a person superior to him or her in the organization (as distinguished from the interests of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to the other officers, employees or members as the case may be, to the exclusion of such Participant, and such Participant shall act only in such Participant's individual capacity in connection with any such matter.

9.3. ADMINISTRATOR. FIRST BANK SYSTEM, INC. shall be the administrator for purposes of section 3(16)(A) of the Employee Retirement Income Security Act of 1974.

9.4. SERVICE OF PROCESS. In the absence of any designation to the contrary by the Principal Sponsor, the Secretary of FIRST BANK SYSTEM, INC. is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

9.5. IRC AND ERISA STATUS. This Plan is intended to be a nonqualified deferred compensation arrangement. The rules of section 401(a) et. seq. of the Code shall not apply to this Plan. This Plan is adopted with the understanding that it is in part an unfunded excess benefit plan within the meaning of section 3(36) ERISA and is in part an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as provided in sections 201(2), 301(3) and 401(a)(1) of ERISA. Each provision hereof shall be interpreted and administered accordingly. This Plan shall not alter, enlarge or diminish any person's employment rights or obligations or rights or obligations under PRA or any other plan.

           It is specifically contemplated that PRA and the Excess Plan will, from time to time, be amended and possibly terminated. All such amendments and termination shall be given effect under this Plan (it being expressly intended that this Plan shall not lock in the benefit structures of PRA and the Excess Plan as they exist at the adoption of this Plan or upon the commencement of participation, or commencement of benefits by any Participant).

           This Plan will not provide any excess benefits with respect to any profit sharing plan, stock bonus plan, employee stock ownership plan or PAYSOP. This Plan shall be construed to prevent the duplication of benefits provided under any other plan or arrangement, whether qualified or nonqualified, funded or unfunded, to the extent that such other benefits are provided directly or indirectly by an Employer.


                                   SECTION 10

                                   DISCLAIMERS

10.1. TERM OF EMPLOYMENT. Neither the terms of this Plan Statement nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee. The Principal Sponsor and the Employers shall not be obliged to continue the Plan. The terms of this Plan Statement shall not give any employee the right to be retained in the employment of any Employer.

10.2. SOURCE OF PAYMENT. Neither the Principal Sponsor, any Employer nor any of its officers nor any member of their Boards of Directors in any way secure or guarantee the payment of any benefit or amount which may become due and payable hereunder to any Participant or to any Beneficiary or to any creditor of a Participant or a Beneficiary. Each Participant, Beneficiary or other person entitled at any time to payments hereunder shall look solely to the assets of the Employers for such payments or to the benefits distributed to any Participant or Beneficiary, as the case may be, for such payments. In each case where benefits shall have been distributed to a former Participant or a Beneficiary or to the person or any one of a group of persons entitled jointly to the receipt thereof and which purports to cover in full the benefit hereunder, such former Participant or Beneficiary, or such person or persons, as the case may be, shall have no further right or interest in the other assets of the Employers. Neither the Employers nor any of their officers nor any member of their Boards of Directors shall be under any liability or responsibility for failure to effect any of the objectives or purposes of the Plan by reason of the insolvency of any of the Employers.

10.3. DELEGATION. The Employers and their officers and the members of their Boards of Directors shall not be liable for an act or omission of another person with regard to a responsibility that has been allocated to or delegated to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.


                                   SCHEDULE I

                             PARTICIPATING EMPLOYERS

                         Effective as of January 1, 1995


NAME                                                          EMPLOYER ID NUMBER
----                                                          ------------------

Boulevard Bank National Association                                   36-1521230
Boulevard Technical Services, Inc., Chicago, IL                       36-3610403
Colorado Capital Advisors, Inc., Denver, CO                           84-1072892
Colorado National Bank, Denver, CO                                    84-0165025
Colorado National Bank Aspen, Aspen, CO                               84-0671596
Colorado National Bankshares, Inc., Denver, CO                        84-0571505
Colorado National Leasing, Inc., Denver, CO                           84-0636453
Colorado National Service Corporation, Denver, CO                     84-1041820
FBS Ag. Credit, Inc., Englewood, CO                                   84-0818505
FBS Business Finance Corporation, Minneapolis, MN                     41-0832663
FBS Card Services, Inc., Minneapolis, MN                              41-1558798
FBS Information Services Corporation, St. Paul, MN                    41-0880291
FBS Investment Services, Inc., Denver, CO                             84-1019337
FBS Mortgage Corporation, Minneapolis, MN                             58-1025135
First Bank (N.A.), Milwaukee, WI                                      39-0152428
First Bank Montana, National Association, Billings, MT                81-0166295
First Bank National Association, Minneapolis, MN                      41-0256895
First Bank of North Dakota, National Association, Fargo, ND           45-0164355
First Bank of South Dakota, National Association, Sioux Falls, SD     46-0168855
First Bank System, Inc., Minneapolis, MN                              41-0255900
First National Bank of East Grand Forks, East Grand Forks, MN         41-0417860
First System Agencies, Inc., Minneapolis, MN                          41-0831328
First System Services, Inc., Minneapolis, MN                          41-0257030
First Trust National Association, St. Paul, MN                        41-0257700
First Trust Company of Montana, National Association, Billings, MT    81-0259015
First Trust Company of North Dakota, Fargo, ND                        45-0342631
First Trust of California, National Association, San Francisco, CA    94-3160100
First Trust of New York, National Association, New York, NY           13-3781471
First Trust Washington, Seattle, WA                                   91-1587893
Republic Acceptance Corporation, Minneapolis, MN                      41-1753837
Rocky Mountain BankCard System, Inc., Denver, CO                      84-1010148



                                   SCHEDULE II

                               PRIOR PLANS' OFFSET

             AGE WHEN FIRST EMPLOYED                     FACTOR
             -----------------------                     ------

                       36                                 0.45%
                       37                                 0.94%
                       38                                 1.47%
                       39                                 2.06%
                       40                                 2.71%
                       41                                 3.41%
                       42                                 4.18%
                       43                                 5.01%
                       44                                 5.92%
                       45                                 6.91%
                       46                                 7.98%
                       47                                 9.14%
                       48                                10.40%
                       49                                11.76%
                       50                                13.23%
                       51                                14.82%
                       52                                16.53%
                       53                                18.38%
                       54                                20.37%
                       55                                22.51%
                       56                                24.82%
                       57                                27.30%
                       58                                29.97%
                       59                                32.83%
                       60                                35.91%
                       61                                39.21%
                       62                                42.76%
                       63                                46.56%
                       64                                50.63%
                       65                                55.00%



                                   APPENDIX A

                         ACTUARIALLY EQUIVALENT BENEFITS


         Section 1. GENERAL RULES. The point of reference for determining the Actuarially Equivalent single lump sum benefit is the monthly benefit amount expressed in the single life annuity form. When, under the terms of the Plan, the monthly amount of the SERP Benefit or other benefit has been determined in the single life annuity form, reference to the following factors and tables will determine the Actuarially Equivalent single lump sum benefit:

INTEREST: The interest rate used by the Pension Benefit Guaranty Corporation to value immediate annuities (for participants who are age 65 years) in the event of plan terminations occurring on the first day of the Plan Year in which occurs the date as of which the Actuarially Equivalent single lump sum benefit is being determined

MORTALITY: 1971 Group Annuity Mortality Table, assuming all Participants are male.

The single life annuity benefit to be converted to the single lump sum benefit shall be the benefit commencing on the first day of the calendar month following the attainment of age sixty-five (65) years or if later the first day of the calendar month after Termination of Employment.



                                   APPENDIX B

                          CHANGE IN CONTROL DEFINITIONS

                                    SECTION 1


1.1. ACQUIRING PERSON -- shall mean any Person who or which, together with all Affiliates (CIC) and Associates of such person, is the Beneficial Owner, directly or indirectly, of securities of the Principal Sponsor representing 20% or more of the combined voting power of the Principal Sponsor's then outstanding securities, but shall not include any Principal Sponsor Entity.

1.2. AFFILIATE (CIC) -- shall have the meaning ascribed to the term "Affiliate" in Rule 12b-2 promulgated under the Exchange Act.

1.3. ASSOCIATE -- shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act.

1.4. BENEFICIAL OWNER -- shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

1.5. BOARD OF DIRECTORS -- shall mean the board of directors of the Principal Sponsor.

1.6. CHANGE IN CONTROL -- shall mean a Full Change in Control or a Partial Change in Control.

1.7. CONTINUING DIRECTOR -- shall mean any person who is a member of the Board of Directors, while such person is a member of the Board of Directors, who is not an Acquiring Person or an Affiliate (CIC) or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate
(CIC) or Associate, and who (x) was a member of the Board of Directors as of July 17, 1996 or (y) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors has been approved in advance by the Continuing Directors; provided that any director designated by or on behalf of a Person who has entered into an agreement with the Principal Sponsor (or who is contemplating entering into such an agreement) to effect a consolidation or merger of the Principal Sponsor or a Principal Sponsor Entity, or other reorganization, with or into one or more entities which are not Principal Sponsor Entities, and any director that serves in connection with the act of the Board of Directors of increasing the number of directors and filling vacancies in connection with, or in contemplation of, any such transaction, shall not be deemed to have received such advance approval for initial nomination or election, and any such director shall not be deemed to be a Continuing Director; provided, further, that any such director shall subsequently become a Continuing Director at such time as a new term of office as a director is approved by the Principal Sponsor's shareholders at an annual meeting of shareholders occurring subsequent to the completion of any such transaction (and excluding any annual meeting at which the shareholders approve any such transaction); and, provided, further, that in the case of a Permitted Transaction, any such director shall not become a Continuing Director until the later of (i) the end of the three-year period following consummation of such Permitted Transaction or (ii) such time as a new term of office as a director is approved by the Principal Sponsor's shareholders at an annual meeting of shareholders occurring subsequent to the completion of such Permitted Transaction.

1.8. EXCHANGE ACT -- shall mean the Securities Exchange Act of 1934, as amended.

1.9. FULL CHANGE IN CONTROL -- shall mean:

           (a) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Principal Sponsor or any Person that a Person (other than a Principal Sponsor Entity) has become the Beneficial Owner, directly or indirectly, of securities of the Principal Sponsor (x) representing 20% or more, but not more than 50%, of the combined voting power of the Principal Sponsor's then outstanding securities unless the transaction resulting in such ownership has been approved in advance by the Continuing Directors or (y) representing more than 50% of the combined voting power of the Principal Sponsor's then outstanding securities (regardless of any approval by the Continuing Directors); or

           (b) the Continuing Directors cease to constitute a majority of the Board of Directors of the Principal Sponsor or the Resulting Corporation, except in accordance with the terms of a Permitted Transaction and except as a result of the death, retirement or disability of one or more Continuing Directors (unless any such death, retirement or disability occurs following a Permitted Transaction and any vacancies created thereby are not filled in accordance with the terms of the written agreement governing such Permitted Transaction); or

           (c) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the consolidated assets of the Principal Sponsor and its subsidiaries or the adoption of any plan of liquidation or dissolution of the Principal Sponsor.

1.10. PARTIAL CHANGE IN CONTROL -- shall mean:

           (a) a consolidation or merger of the Principal Sponsor or a Principal Sponsor Entity, or other reorganization, with or into one or more entities which are not Principal Sponsor Entities, as a result of which less than 60% of the outstanding voting securities of the Resulting Corporation are, or are to be, owned by former shareholders of the Principal Sponsor as determined immediately prior to consummation of such transaction (excluding voting securities of the Resulting Corporation owned, or to be owned, by such shareholders by reason of their ownership prior to such transaction of securities of any entity other than the Principal Sponsor) and as a result of which the Continuing Directors constitute (i) more than 50% of the Board of Directors of the Resulting Corporation or
                      (ii) exactly 50% of the Board of Directors of the Resulting Corporation if the transaction resulting in such event is a Permitted Transaction; or

           (b) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Principal Sponsor or any Person that a Person (other than a Principal Sponsor Entity) has become the Beneficial Owner, directly or indirectly, of securities of the Principal Sponsor representing 20% or more, but not more than 50%, of the combined voting power of the Principal Sponsor's then outstanding securities if the transaction resulting in such ownership has been approved in advance by the Continuing Directors.

1.11. PERMITTED TRANSACTION -- shall mean a transaction in which, pursuant to a written agreement between the Principal Sponsor and all Persons who have entered into an agreement with the Principal Sponsor to effect a transaction described in paragraph (A)of the definition of Partial Change in Control, it is agreed that (w) the Chief Executive Officer of the Principal Sponsor immediately prior to the consummation of such transaction shall be the Chief Executive Officer of the Resulting Corporation for not less than three years following consummation of such transaction, (x) upon termination of service of any Continuing Director for any reason, including upon death, disability or retirement, prior to the expiration of such director's term during such three-year period, the vacancy thereby created shall be filled by a nominee selected solely by the Continuing Directors, (y) upon expiration of the term of any such director during such three-year period, the nominee to succeed such director shall be selected solely by the Continuing Directors and (z) the parties will take other appropriate steps to ensure that the Board of Directors of the Resulting Corporation will be evenly divided between Continuing Directors and all directors designated by other parties to the transaction during such three-year period.

1.12. PERSON -- shall have the meaning ascribed to such term as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

1.13. PRINCIPAL SPONSOR ENTITY -- shall mean the Principal Sponsor, any subsidiary of the Principal Sponsor or any employee benefit plan of the Principal Sponsor or of any subsidiary of the Principal Sponsor or any entity holding shares of the voting capital stock of the Principal Sponsor organized, appointed or established for, or pursuant to the terms of, any such plan.

1.14. QUALIFYING TERMINATION -- shall mean a termination of employment of a Participant prior to a Full Change in Control or prior to or following a Partial Change in Control that results in such Participant becoming entitled to receive change in control related severance payments pursuant to the terms of the change in control provisions of an employment contract, an individual change in control severance agreement or the First Bank System, Inc. Senior Management Change in Control Severance Pay Plan (including any successor plan thereto).

1.15. RESULTING CORPORATION -- shall mean the surviving corporation in any consolidation, merger or other reorganization to which the Principal Sponsor is a party; provided, however, that if the surviving corporation in any such transaction is a subsidiary of another corporation, then the Resulting Corporation is the ultimate parent corporation of such surviving corporation; and provided, further, that in the event of a consolidation, merger or other reorganization to which a Principal Sponsor Entity (other than the Principal Sponsor) is a party, then the Principal Sponsor shall be deemed the Resulting Corporation.